UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2017, the Company entered into a Securities Purchase Agreement (“SPA”) with GW Holdings Group, LLC (the “Investor”), providing for the purchase of two Convertible Promissory Notes in the aggregate principal amount of $107,000 (the “Notes”), with the first note being in the amount of $53,500 (“Note I”), and the second note being in the amount of $53,500 (“Note II”). Note I has been funded, with the Company receiving $45,000 of net proceeds (net of OID, legal and other fees). Note II will initially be paid for by the issuance of an offsetting $50,000 note issued to the Company by the Investor (the “Collateralized Note”). The funding of Note II is subject to the mutual agreement of the Investor and the Company. The Investor is required to pay the principal amount of Note I in cash and in full prior to executing any conversions under Note II. The Notes bear an interest rate of 12%, and are due and payable on October 2, 2018. The Notes may be converted by the Investor at any time into shares of Company’s common stock (as determined in the Notes) calculated at the time of conversion, except for Note II, which requires full payment of the Collateralized Note by the Investor before conversions may be made. The Notes (subject to funding in the case of Note II) may be converted by the Investor at any time into shares of Company’s common stock at a price equal to the lower of $0.0175 per share, or 62.5% of the lowest closing bid price of the common stock as reported on the OTC Link ATS owned by OTC Markets Group for the 20 prior trading days including the day upon which a notice of conversion is received by the Company.

The Notes are long-term debt obligations that are material to the Company. The Notes may be prepaid in accordance with the terms set forth in the Notes. The Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the Notes in the event of such defaults. In the event of default, at the option of the Investor and in the Investors’ sole discretion, the Investors may consider the Notes immediately due and payable.

The foregoing description of the terms of the SPA, Note I, Note II, and Collateralized Note, does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the Notes issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the note are incorporated herein. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the securities is an accredited investor. Since September 15, 2017, the Company has issued, in reliance upon Section 4(a)(2) of the Securities Act, 31,681,034 shares of common stock pursuant to conversion notices of convertible redeemable notes outstanding totaling $217,927.95. The issuance of such convertible notes was previously disclosed in the Company’s periodic reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of 12% Convertible Promissory Note, dated October 2, 2017, with GW Holdings Group, LLC
4.2	Form of 12% Convertible Promissory Back-End Note, dated October 2, 2017, with GW Holdings Group, LLC
10.1	Form of Securities Purchase Agreement, dated October 2, 2017, with GW Holdings Group, LLC
10.2	Form of GW Holdings Group, LLC Collateralized Secured Promissory Note, dated October 2, 2017, with PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: October 6, 2017	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer